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                                                                    EXHIBIT 10.6

                          PATENT ASSIGNMENT AGREEMENT


          This Patent Assignment Agreement ("Agreement"), dated as of May 30, 1996, is entered into by and among Edward A. Brinskele ("Mr. Brinskele"), and NetSource International Telecommunications, Inc. (formerly known as MTC Telecommunications, Inc.), a Delaware corporation ("NetSource").

                                    RECITALS

          WHEREAS, Mr. Brinskele researched, developed and owns the patents identified in Exhibit A;

          WHEREAS, Mr. Brinskele has previously, orally granted to MTC (as defined below) a non-exclusive right to use the patents for purposes described herein; and

          WHEREAS, the parties now desire to enter into a definitive written agreement to confirm the prior grant by Mr. Brinskele to MTC of a non-exclusive right to use the patents, and for the irrevocable assignment by Mr. Brinskele of his right to and interest in the patents to NetSource.

          NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

          As used in this Agreement, the following terms shall have the following meanings:

          SECTION 1.1.  Agreement.  "Agreement" shall mean this Patent
                        ---------
Assignment Agreement, including any amendments thereto.

          SECTION 1.2.  Assigned Patents.  "Assigned Patents" shall mean and
                        ----------------
include all patents set forth on Exhibit A attached hereto and any and all continuations, divisional and continuation-in-part applications based thereon, and all patents issuing thereon, including reissues, patents of addition and extensions thereof.

          SECTION 1.3.  Licensed Products.  "Licensed Products" shall mean any
                        -----------------
products or services to be manufactured or sold using the Licensed Patents, including without limitation, the product currently offered and sold by MTC, MTC Sales Affiliates and MTC International, Inc. under the name "Passport".

          SECTION 1.4.  MTC.  "MTC" shall mean MTC Telemanagement Corporation, a
                        ---
California corporation, and its affiliate, MTC International, Inc., and their successors and assigns.
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          SECTION 1.5.  MTC Sales Affiliates.  "MTC Sales Affiliates" shall mean
                        --------------------
the persons or entities who from time to time offer to sell MTC services and products pursuant to an agreement or license with MTC.


                                   ARTICLE II

                              Assignment of Patent
                              --------------------


          SECTION 2.1.  Confirmation of Oral Grant.  Mr. Brinskele hereby
                        --------------------------
confirms his previous oral grant to MTC, of a nonexclusive license to the Assigned Patents, which included the right to sublicense to any subsidiary, parent or affiliate of MTC or to MTC Sales Affiliates, and to make, use and sell or otherwise dispose of the Licensed Products.

          SECTION 2.2.  Assignment of Rights.  Mr. Brinskele hereby irrovacably
                        --------------------
assigns all of his right, title and interest in and to the Assigned Patents to NetSource under this Agreement. Nothing contained herein shall be construed as a license to or other grant, express or implied, under any other patents owned or controlled by Mr. Brinskele.

          SECTION 2.3.  Assumption of Rights.  NetSource hereby accepts the
                        --------------------
assignment of all of Mr. Brinskele's right, title and interest in and to the Assigned Patents.

                                  ARTICLE III

                 Consideration for Oral License and Assignment
                 ---------------------------------------------

          SECTION 3.1. Cash Royalty In Exchange for Assignment.  In exchange for
                       ---------------------------------------
the previous oral grant of the license and the assignment of the Assigned Patents referred to Sections 2.1 and 2.2 respectively, NetSource hereby agrees
(a) to ratify all prior payments by MTC which commenced on January 1, 1994 and ended on or about May 1, 1996 in the aggregate amount of four hundred and ten thousand dollars ($410,000) and (b) to ratify the payment by MTC of all legal and related patent registration expenses in the amount of sixty one thousand five hundred twenty nine and 12/100 dollars ($61,529.12) incurred in connection with the Assigned Patents.

                                   ARTICLE IV

                    Representations and Warranties of Envoy
                    ---------------------------------------

          NetSource represent and warrant to Mr. Brinskele as follows:

          SECTION 4.1.  Corporate Existence.  NetSource is a corporation duly
                        -------------------
organized, validly existing and in good standing under the laws of the State of Delaware.

          SECTION 4.2.  Authority.  NetSource has full power and authority to
                        ---------
enter into this Agreement and to carry out the transactions contemplated hereby. NetSource has taken all action required by law and the NetSource charter documents to authorize the execution, delivery and performance by NetSource of this Agreement and the transactions contemplated hereby. This Agreement is a legal, valid and binding agreement of NetSource, enforceable against NetSource in accordance with its terms.

          SECTION 4.3.  No Violation.  Neither the execution and delivery of
                        ------------
this Agreement nor the consummation of any of the transactions contemplated hereby will violate any provisions of NetSource's articles of incorporation or bylaws or violate, or be in conflict with, or constitute a default under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of NetSource under, any agreement or commitment to which NetSource is a party or by which NetSource is bound, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

                                   ARTICLE V

                Representations and Warranties of Mr. Brinskele
                -----------------------------------------------

          Mr. Brinskele represents and warrants to NetSource as follows:

          SECTION 5.1.  Capacity.  Mr. Brinskele has full legal capacity and
                        --------
authority to enter into this Agreement and carry out the transactions contemplated hereby. This Agreement is a legal, valid and binding agreement by Mr. Brinskele, enforceable against Mr. Brinskele in accordance with its terms.

          SECTION 5.2.  No Violation.  Neither the execution and delivery of
                        ------------
this Agreement nor the consummation of any of the transactions contemplated hereby will violate any provision of or violate or be in conflict with, or constitute a default under, or cause the acceleration of the maturity of any debt or obligation pursuant to, any agreement or commitment to which Mr. Brinskele, to his knowledge, is a party or by which Mr. Brinskele, to his knowledge, is bound, or violate any statute or law, or any judgment, decree, order, regulation or rule of any court or governmental authority.

                                       3
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          SECTION 5.3.  Title.  Mr. Brinskele has good and valid title to the
                        -----
Assigned Patents.

          SECTION 5.4.  Patents.  Mr. Brinskele has the sole and exclusive right
                        -------
to use and license the inventions described in the Assigned Patents, and the Assigned Patents are free and clear of all liens, claims, charges, security interests, covenants, reservations, restrictions or other encumbrances and the consummation of the transactions contemplated hereby will not alter or impair any such rights. No claims have been asserted by any person that challenge the validity or enforceability of any Assigned Patents and there is no valid basis for any such claim or of any prior art or other facts that would render any of the Assigned Patents invalid; and the use of the Assigned Patents by NetSource as may be contemplated by this Agreement will not infringe on the rights of any person. There is no existing or threatened claim by the Mr. Brinskele against others for infringement, misuse or misappropriation of any patent, trade secret or know-how relating to the Assigned Products. Mr. Brinskele is not infringing, misusing or misappropriating any trade secret or know-how owned by any third party relating to the Assigned Patents.

          SECTION 5.5.  No Other Agreements.  Mr. Brinskele is not a party to
                        -------------------
any agreement, license or other commitment relating to the Assigned Patents which would impair the value of the benefits granted hereunder to NetSource.

                                   ARTICLE VI

                            Limitation of Liability
                            -----------------------

          SECTION 6.1.  Limitation of Liability.  IN NO EVENT SHALL MR.
                        -----------------------
BRINSKELE BE LIABLE TO NETSOURCE UNDER THIS AGREEMENT FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE, PRODUCT LIABILITY, OR OTHERWISE), INCLUDING WITHOUT LIMITATION ANY LOSS RESULTING FROM USE OF THE ASSIGNED PATENTS OR LICENSED PRODUCTS OR ANY LOSS OF ANY KIND, HOWEVER CAUSED, EVEN IF MR. BRINSKELE KNOWS, HAS REASON TO KNOW, OR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL MR. BRINSKELE'S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED THE AGGREGATE CONSIDERATION SET FORTH IN SECTION AND 3.1.

          SECTION 6.2.   No Other Warranties.  Except for the limited warranty
                         -------------------
set forth above, NetSource agrees that the Assigned Patents are furnished on an "As-Is" basis. MR. BRINSKELE MAKES NO OTHER WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION THE CONDITION, MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSES OF THE ASSIGNED PATENTS. MR. BRINSKELE DOES NOT WARRANT THAT THE ASSIGNED PATENTS WILL MEET NETSOURCE'S REQUIREMENTS, THAT IT WILL OPERATE IN THE COMBINATIONS WHICH NETSOURCE MAY SELECT, OR THAT ITS OPERATION WILL BE UNINTERRUPTED OR ERROR
FREE. MR.

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

BRINSKELE DOES NOT ASSUME ANY LIABILITY REGARDING USE OF, OR ANY DEFECT IN, THE ASSIGNED PATENTS.

                                  ARTICLE VII

                                  Infringement
                                  ------------

          SECTION 7.1.  Cooperation and Defense.  The parties shall cooperate in
                        -----------------------
good faith to redress any threatened or actual unauthorized use or infringement of the Assigned Patents by third parties; provided that NetSource shall be
                                          --------
obligated, at its sole cost and expense, to initiate and pursue in good faith legal proceedings and other actions so as to protect the Assigned Patents against third-party infringement and Mr. Brinskele shall assist NetSource in such activities.

          SECTION 7.2.  Notification.  Each party shall promptly notify the
                        ------------
other party in writing of any such actual or threatened third party infringement.

                                  ARTICLE VIII

                               Dispute Resolution
                               ------------------

          SECTION 8.1.  Choice of Law; Waivers.  THIS AGREEMENT SHALL BE
                        ----------------------
INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF CALIFORNIA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. WITH RESPECT TO ANY CLAIMS RELATING TO OR ARISING FROM THIS
AGREEMENT: THE PARTIES HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT LOCATED WITHIN THE COUNTY OF SONOMA, THE STATE OF CALIFORNIA; THE PARTIES WAIVE ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE; THE PARTIES WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT OR THEM, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN SECTION 9.3 HEREOF FOR THE GIVING OF NOTICE; AND THE PARTIES FURTHER WAIVE ANY RIGHT THEY MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST THEM.

          SECTION 8.2.  Specific Enforcement.  The parties hereby acknowledge
                        --------------------
and agree that each would be irrevocably damaged in the event that any of the provisions of this Agreement are not performed or are otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by any other party and to specifically enforce this Agreement and the terms and provisions hereof against such other parties, in addition to any other remedy to which such aggrieved party may be entitled at law or in equity, and without being required to post bond or other security and without having to prove the inadequacy of the other available remedies at law.

          SECTION 8.3   Arbitration.  BY EXECUTING THIS AGREEMENT, THE
                        -----------

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PARTIES ARE AGREEING TO HAVE ANY MATTER WHICH IS THE SUBJECT OF ARBITRATION
PURSUANT TO THIS SECTION 8.3 DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND ARE GIVING UP ANY RIGHTS THEY MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY EXECUTING THIS AGREEMENT, THE PARTIES ARE GIVING UP JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE ARBITRATION PROVISION; IF ANY OF THE PARTIES REFUSES TO SUBMIT TO ARBITRATION IT MAY BE COMPELLED TO ARBITRATE UNDER THE CALIFORNIA CODE OF CIVIL PROCEDURE. A PARTY'S AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. BY EXECUTING THIS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD THE FOREGOING AND HAS AGREED TO SUBMIT DISPUTES ARISING OUT OF MATTERS INCLUDED IN THIS SECTION 8.3 TO NEUTRAL ARBITRATION. Any controversy or claim arising out of or relating to this Agreement or the breach hereof shall be settled by arbitration, which arbitration shall be conducted as follows: A party seeking arbitration shall promptly send notice of arbitration to the other party. The place of arbitration hereunder shall be Petaluma, California. Within thirty (30) days of the date of such notice, the parties shall appoint one neutral arbitrator. The mutually acceptable neutral arbitrator shall be selected from the panel of arbitrators at JAMS/Endispute and the arbitrator shall be a duly qualified professional with at least five years of experience in the field of Intellectual Property law. The arbitrator shall determine all issues presented, and the decision and award of such arbitrator shall be binding and conclusive upon the parties hereto and shall be enforceable in a court having jurisdiction over the parties. The Rules of JAMS/Endispute for complex commercial arbitration shall be applied to any arbitration hereunder as to all matters of procedure, provided, however, that the parties may obtain discovery in aid of the arbitration. Arbitration costs shall be borne by the losing party in arbitration, or if the arbitration produces no clear loser, equally by the parties to such claim or controversy, except that each party shall be responsible for its own expenses and costs of any witnesses selected by such party.

          SECTION 8.4.  Attorneys' Fees and Expenses.  If any arbitration or
                        -----------------------------
judicial proceedings shall be commenced to enforce this Agreement, the prevailing party(ies) in such proceedings shall be entitled to recover the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such proceedings from the losing party.

                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.1.  Amendment and Modification.  Subject to applicable law,
                        --------------------------
this Agreement may only be amended, modified or supplemented by written agreement of the parties.

          SECTION 9.2.  Waiver of Compliance.  Any failure of any party, to
                        --------------------
comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by NetSource or Mr. Brinskele, as the case may be, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with this Agreement.

          SECTION 9.3.  Notices.  All notices, requests, demands and other
                        -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, telecopied (with receipt confirmed), sent by overnight courier service or mailed, by certified or registered mail:

          (a)  If to Mr. Brinskele, to:
               1304 Southpoint Boulevard
               Petaluma, California 94954

or to such other person or address as Mr. Brinskele shall furnish to NetSource in writing.

          (b)  If to NetSource, to:
               1304 Southpoint Boulevard
               Petaluma, California 94954

or to such other person or address as NetSource shall furnish to Mr. Brinskele in writing.

          SECTION 9.4.  Severability.  If any term or provision of this
                        ------------
Agreement or the application thereof to any party, person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to any party, person or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          SECTION 9.5.  Counterparts.  This Agreement may be executed
                        ------------
simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

          SECTION 9.6.  Headings.  The headings of the Articles and sections of
                        --------
this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

          SECTION 9.7.  Entire Agreement.  This Agreement, including Schedule A
                        ----------------
attached hereto, and any other documents and certificates delivered pursuant to the terms hereof, set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

          SECTION 9.8.  Third Parties.  Nothing contained herein shall be
                        -------------
construed to confer upon or give to any person or corporation, other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

          SECTION 9.9.  Construction.  This Agreement shall be construed as to
                        ------------
its fair meaning and not strictly for or against either party.

          IN WITNESS WHEREOF, the parties hereto acknowledge that they have consulted with individual counsel and they knowingly and willingly enter into this agreement and have caused their duly authorized officers to execute this Agreement on their behalf.


                    /s/ Edward A. Brinskele
                    ------------------------------
                    Edward A. Brinskele


                    NETSOURCE INTERNATIONAL
                    TELECOMMUNICATIONS, INC.

                    By: /s/ Edward A. Brinskele
                       ---------------------------
                       Name:  Edward A. Brinskele
                       Title: Chief Executive Officer and President

                                   Exhibit A
                                   ---------

                             Description of Patents


Patent No. 5,425,084     Computer-controlled Telecommunications System granted
                         6/13/95, and all foreign counterparts and all continuations and continuations in part of this patent.